Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:
                                1
Distribution Date:
                         09/13/96
Payment Date:
                         09/16/96
Collection Period Beginning:
                         08/01/96
Collection Period Ending:
                         08/31/96
Note and Certificate Accrual Beginning:
                         08/27/96
Note and Certificate Accrual Ending:
                         09/16/96


BOND SUMMARY:
Beginning Class A-1 Note Security Balance
                  $794,000,000.00
Beginning Class A-2 Note Security Balance
                   $52,240,000.00
Beginning Class A-3 Note Security Balance
                   $67,900,000.00
Beginning Class B     Note Security Balance
                   $49,370,000.00
Beginning Certificate Security Balance
                   $36,886,000.00
Beginning Overcollateralization Amount
                   $44,404,000.00
Beginning Class A-1 Adjusted Balance
                  $794,000,000.00
Beginning Class A-2 Adjusted Balance
                   $52,240,000.00
Beginning Class A-3 Adjusted Balance
                   $67,900,000.00
Beginning Class B    Adjusted Balance
                   $49,370,000.00
Beginning Certficate  Adjusted Balance
                   $36,886,000.00
Beginning Overcollateralization Amount
                   $44,404,000.00
Ending Class A-1 Note Security Balance
                  $774,975,933.33
Ending Class A-2 Note Security Balance
                   $52,240,000.00
Ending Class A-3 Note Security Balance
                   $67,900,000.00
Ending Class B    Note Security Balance
                   $49,370,000.00
Ending Certificate Security Balance
                   $36,886,000.00
Ending Overcollateralization Amount
                   $44,621,666.67
Ending Class A-1 Adjusted Balance
                  $774,975,933.33
Ending Class A-2 Adjusted Balance
                   $52,240,000.00
Ending Class A-3 Adjusted Balance
                   $67,900,000.00
Ending Class B    Adjusted Balance
                   $49,370,000.00
Ending Certficate  Adjusted Balance
                   $36,886,000.00
Ending Overcollateralization Amount
                   $44,621,666.67
Class A-1 Note Rate Capped at 13%
                             5.57%
Class A-2 Note Rate Capped at 15%
                             5.72%
Class A-3 Note Rate Capped at 15%
                             5.82%
Class B    Note Rate Capped at 15%
                             6.05%
Certificate Rate Capped at 16%
                             6.40%
Class A-1 Interest Due
                    $2,456,300.76
Class A-2 Interest Due
                      $165,961.84
Class A-3 Interest Due
                      $219,484.49
Class B Interest Due
                      $165,895.27
Certificate Yield  Due
                      $131,118.25
Class A-1 Interest Paid
                    $2,456,300.76
Class A-2 Interest Paid
                      $165,961.84
Class A-3 Interest Paid
                      $219,484.49
Class B Interest Paid
                      $165,895.27
Certificate Yield Paid
                      $131,118.25
Class A-1 Unpaid Interest
                            $0.00
Class A-2 Unpaid Interest
                            $0.00
Class A-3 Unpaid Interest
                            $0.00
Class B     Unpaid Interest
                            $0.00
Certificate Unpaid Yield
                            $0.00
Class A-1 Principal Paid
                   $19,024,066.67
Class A-2 Principal Paid
                            $0.00
Class A-3 Principal Paid
                            $0.00
Class B    Principal Paid
                            $0.00
Certificate    Principal Paid
                            $0.00
OC           Principal Paid
                            $0.00
Beginning Class A-1 Net Charge-Off
                            $0.00
Beginning Class A-2 Net Charge-Off
                            $0.00
Beginning Class A-3 Net Charge-Off
                            $0.00
Beginning Class B    Net Charge-Off
                            $0.00
Beginning Certificate Net Charge-Off
                            $0.00
Beginning OC Net Charge-Off
                            $0.00
Reversals Allocated to Class A-1
                            $0.00
Reversals Allocated to Class A-2
                            $0.00
Reversals Allocated to Class A-3
                            $0.00
Reversals Allocated to Class B
                            $0.00
Reversals Allocated to Certificates
                            $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                      $217,666.67
 Total Charge-Offs:
                            $0.00
Charge-Offs Allocated to Class A-1
                            $0.00
Charge-Offs Allocated to Class A-2
                            $0.00
Charge-Offs Allocated to Class A-3
                            $0.00
Charge-Offs Allocated to Class B
                            $0.00
Charge-Offs Allocated to Certificates
                            $0.00
Charge-Offs Allocated to OC
                            $0.00
Ending Class A-1 Net Charge-Off
                            $0.00
Ending Class A-2 Net Charge-Off
                            $0.00
Ending Class A-3 Net Charge-Off
                            $0.00
Ending Class B     Net Charge-Off
                            $0.00
Ending Certificate Net Charge-Off
                            $0.00
Ending OC Net Charge-Off
                            $0.00
Bond Balance Reconciliation    (should equal $0.00)
                            $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                          3.53%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                  1.000000%
Designated Certificate  - Beginning of Month
                      $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iv) & (viii))             $0.00
Designated Certificate  - End of Month
                      $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(ii))                    $1,311.18

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance                $0.00
Accelerated Principal Payment (Sec. 3.05 (vi))
                      $217,666.67
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (v)           $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance             $217,666.67

Designated Certificateholder Holdback Amount (Beginning of Month)
                   $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (v) &           $0.00
Designated Certificateholder Holdback Amount (End of Month)
                   $44,404,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (ix))             $0.00

Remaining Amounts to Issuer (Sec. 3.05 (x))
                            $0.00